SUB-ITEM 77C

At a special meeting held on February 15, 2012, shareholders of the New Covenant Funds voted for the election of Trustees/Directors of the New Covenant
Funds. The results of the vote are provided below:

New Covenant Growth Fund


Votes in Favor

Votes Withheld

% of Shares Voted in Favor

% of Votes Withheld

% of Outstanding Shares Voting in Favor

% of Outstanding Shares Voting Withheld



Timothy P. Clark

20,662,906.123

8,377.125

99.960%

0.040%

93.310%

0.037%



William M. Doran

20,662,906.123

8,377.125

99.960%

0.040%

93.310%

0.037%



Rosemarie B. Greco

20,662,906.123

8,377.125

99.960%

0.040%

93.310%

0.037%



Hubert L. Harris, Jr.

20,662,906.123

8,377.125

99.960%

0.040%

93.310%

0.037%



Mitchell A. Johnson

20,662,906.123

8,377.125

99.960%

0.040%

93.310%

0.037%



Nina Lesavoy

20,662,906.123

8,377.125

99.960%

0.040%

93.310%

0.037%



Robert A. Nesher

20,662,906.123

8,377.125

99.960%

0.040%

93.310%

0.037%



George J. Sullivan, Jr.

20,662,906.123

8,377.125

99.960%

0.040%

93.310%

0.037%



James M. Williams

20,662,906.123

8,377.125

99.960%

0.040%

93.310%

0.037%




New Covenant Income Fund


Votes in Favor

Votes Withheld

% of Shares Voted in Favor

% of Votes Withheld

% of Outstanding Shares Voting in Favor

% of Outstanding Shares Voting Withheld



Timothy P. Clark

18,093,084.289

27,514.514

99.849%

0.151%

92.129%

0.140%



William M. Doran

18,093,084.289

27,514.514

99.849%

0.151%

92.129%

0.140%



Rosemarie B. Greco

18,093,084.289

27,514.514

99.849%

0.151%

92.129%

0.140%



Hubert L. Harris, Jr.

18,093,084.289

27,514.514

99.849%

0.151%

92.129%

0.140%



Mitchell A. Johnson

18,093,084.289

27,514.514

99.849%

0.151%

92.129%

0.140%



Nina Lesavoy

18,093,084.289

27,514.514

99.849%

0.151%

92.129%

0.140%



Robert A. Nesher

18,093,084.289

27,514.514

99.849%

0.151%

92.129%

0.140%



George J. Sullivan, Jr.

18,093,084.289

27,514.514

99.849%

0.151%

92.129%

0.140%



James M. Williams

18,093,084.289

27,514.514

99.849%

0.151%

92.129%

0.140%



New Covenant Balanced Growth Fund


Votes in Favor

Votes Withheld

% of Shares Voted in Favor

% of Votes Withheld

% of Outstanding Shares Voting in Favor

% of Outstanding Shares Voting Withheld



Timothy P. Clark

1,718,364.688

40,840.444

97.679%

2.321%

53.255%

1.265%



William M. Doran

1,718,364.688

40,840.444

97.679%

2.321%

53.255%

1.265%



Rosemarie B. Greco

1,718,227.303

40,977.829

97.671%

2.329%

53.251%

1.269%



Hubert L. Harris, Jr.

1,718,364.688

40,840.444

97.679%

2.321%

53.255%

1.265%



Mitchell A. Johnson

1,718,364.688

40,840.444

97.679%

2.321%

53.255%

1.265%



Nina Lesavoy

1,718,364.688

40,840.444

97.679%

2.321%

53.255%

1.265%



Robert A. Nesher

1,718,540.872

40,664.260

97.689%

2.311%

53.260%

1.260%



George J. Sullivan, Jr.

1,718,364.688

40,840.444

97.679%

2.321%

53.255%

1.265%



James M. Williams

1,718,364.688

40,840.444

97.679%

2.321%

53.255%

1.265%


New Covenant Balanced Income Fund


Votes in Favor

Votes Withheld

% of Shares Voted in Favor

% of Votes Withheld

% of Outstanding Shares Voting in Favor

% of Outstanding Shares Voting Withheld



Timothy P. Clark

2,592,503.859

43,545.268

98.349%

1.651%

56.407%

0.947%



William M. Doran

2,592,503.859

43,545.268

98.349%

1.651%

56.407%

0.947%



Rosemarie B. Greco

2,594,175.481

41,873.646

98.412%

1.588%

56.443%

0.911%



Hubert L. Harris, Jr.

2,592,503.859

43,545.268

98.349%

1.651%

56.407%

0.947%



Mitchell A. Johnson

2,592,503.859

43,545.268

98.349%

1.651%

56.407%

0.947%



Nina Lesavoy

2,594,175.481

41,873.646

98.412%

1.588%

56.443%

0.911%



Robert A. Nesher

2,596,058.863

39,990.264

98.483%

1.517%

56.484%

0.870%



George J. Sullivan, Jr.

2,592,503.859

43,545.268

98.349%

1.651%

56.407%

0.947%



James M. Williams

2,592,503.859

43,545.268

98.349%

1.651%

56.407%

0.947%

At a special meeting held on February 15, 2012, shareholders of the New Covenant Funds voted to approve an Investment Advisory Agreement between New Covenant Funds, on behalf of each Fund, and SEI
Investments Management Corporation.

New Covenant Growth Fund


Number of Shares Voted

% of Shares Voted

% of Outstanding Shares



Affirmative

20,621,466.165

99.760%

93.122%



Against

11,044.957

0.053%

0.050%




Abstain

3,184.555

0.015%

0.014%



Broker Non-Vote

35,587.571

0.172%

0.161%



TOTAL

20,671,283.248

100.000%

93.347%



New Covenant Income Fund


Number of Shares Voted

% of Shares Voted

% of Outstanding Shares



Affirmative

18,102,697.994

99.902%

92.178%



Against

6,315.921

0.035%

0.032%



Abstain

9,650.888

0.053%

0.049%



Broker
Non-Vote

1,934.000

0.010%

0.010%



TOTAL

18,120,598.803

100.000%

92.269%



New Covenant Balanced Growth Fund


Number of Shares Voted

% of Shares Voted

% of Outstanding Shares



Affirmative

1,706,556.234

97.008%

52.889%



Against

39,413.301

2.241%

1.221%



Abstain

4,618.241

0.262%

0.143%



Broker Non-Vote

8,617.356

0.489%

0.267%



TOTAL

1,759,205.132

100.000%

54.520%



New Covenant Balanced Income Fund


Number of Shares Voted

% of Shares Voted

% of Outstanding Shares



Affirmative

2,596,913.116

98.516%

56.503%



Against

21,729.255

0.825%

0.473%



Abstain

16,065.580

0.609%

0.349%



Broker Non-Vote

1,341.176

0.050%

0.029%



TOTAL

2,636,049.127

100.000%

57.354%